UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 29, 2018

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Countryside Drive Belleville, Wisconsin 53508
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (608) 424-1544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2018, the Board of Directors (the “Board”) of Duluth Holdings Inc. (the “Company”) appointed Scott K. Williams to its Board effective immediately.  Mr. Williams has not been appointed to any committees of the Board at this time.

As a non-employee director of the Company, Mr. Williams will participate in the Company’s Outside Director Compensation Program, as described in Exhibit 10.1 hereto.  Pursuant to such program, Mr. Williams received a grant of 2,160 shares of Class B common stock on June 29, 2018, which was prorated based on the date of his appointment and in accordance with the program.

There were no arrangements or understandings between Mr. Williams and any other person pursuant to which he was selected as a director.  Mr. Williams does not have any direct or indirect or material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of Mr. Williams’ compensation as an outside director is qualified in its entirety by reference to the summary filed herewith as Exhibit 10.1, which is incorporated by reference to this Item 5.02.

On July 2, 2018, the Company issued a press release announcing the election of Mr. Williams as a director, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 8.01

Other Events

On May 24, 2018, the Board amended the Company’s Outside Director Compensation Program to (a) increase the stock compensation component from an annual restricted stock grant of $40,000 of Class B common stock to $57,000 of Class B common stock, and (b) increase the additional annual cash retainer for non-chair Compensation Committee members from $5,000 to $7,800 and for non-chair Nominating and Governance Committee members from $4,000 to $5,000.

The foregoing description of the Outside Director Compensation Program is qualified in its entirety by reference to the summary filed herewith as Exhibit 10.1, which is incorporated by reference to this Item 8.01.

Item 9.01

Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description
10.1	Summary of Outside Director Compensation
99.1	Press Release dated July 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: July 2, 2018	By: /s/ David Loretta
David Loretta Senior Vice President and Chief Financial Officer